                                  EXHIBIT 10.2

                       AMENDED, RESTATED AND CONSOLIDATED
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

         THIS AMENDED, RESTATED AND CONSOLIDATED LOAN AND SECURITY AGREEMENT (this "Agreement") is made as of July 1, 2004 among Radnet Management, Inc., a California corporation ("RMI"), Diagnostic Imaging Services, Inc., a Delaware corporation ("DIS"), ("Debtors" and each a "Debtor") and DVI Financial Services Inc. ("Secured Party").

                                 R E C I T A L S
                                 ---------------

         WHEREAS, each of the Debtors is obligated to Secured Party in the amounts set forth on Schedule A hereto (as of the date hereof) as evidenced by those loan agreements, loan and security agreements, master leases, schedules and promissory notes set forth on Schedule A hereto (collectively, as any of the foregoing may have been amended, modified, supplemented, extended or restated from time to time, the "Prior Financing Documents");

         WHEREAS, each of the Debtors are affiliated with each other and have benefited from the loans and advances made to all Debtors under the Prior Financing Documents;

         WHEREAS, the Debtors are in default of their respective obligations to Secured Party under the Prior Financing Documents; and

         WHEREAS, as part of a negotiated settlement among the Debtors and the Secured Party, the Debtors and the Secured Party have agreed to amend, restate and consolidate the Prior Financing Documents into this Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    CERTAIN DEFINITIONS. THE FOLLOWING TERMS
                                    SHALL HAVE THE FOLLOWING RESPECTIVE
                                    MEANINGS: COLLATERAL shall mean any assets of Debtors now or hereafter securing the Obligations.


EVENT OF DEFAULT shall mean those events set forth in Section 10 hereof.

HEALTH CARE LAWS mean all federal, state and local laws relating to health care providers and health care services, including, without limitation, Section 1877(a) of the Social Security Act as amended by the Omnibus Budget Reconciliation Act of 1993,42 U.S.C. ss. l395nn.

LOAN shall have the meaning assigned to it in Section 2(b) hereof.

LOAN DOCUMENTS shall mean this Agreement, the Security Documents and all other guarantees, reaffirmation of guarantees, security agreements, pledge agreements, notes, instruments and other documents and agreements executed in connection with this Agreement or the Prior Loan Documents and/or otherwise securing or supporting the Obligations.

MATURITY DATE shall mean June 1, 2008; PROVIDED, that such date shall be automatically extended to the date which is one month prior to the maturity date set forth in either (i) any extension of the 11.5% Series A convertible subordinated debentures due June 30, 2008 of Primedex Health Systems Inc., so long as such extension does not require any payments of principal, increase the interest rate charged, modify the subordination terms as they apply to this Agreement, or otherwise vary the payment terms from the terms existing on the date hereof or (ii) any refinancing of the subordinated debt described in clause
(i) above so long as the terms of such replacement subordinated debt do not require principal payments until maturity and are otherwise no more adverse to Primedex Health Systems Inc. or to Secured Party than the terms of the subordinated debt described under clause (i) above in effect or the date hereof; PROVIDED, that in no event shall the maturity Date under this Agreement extend past October 31, 2010.

OBLIGATIONS shall mean all principal and interest in respect of the Loan, all Secured Party Expenses and all additional amounts and other sums at any time due and owing under this Agreement and any other Loan Documents and the performance and observance of all covenants and conditions contained herein and therein.

SECURED PARTY EXPENSES means all (i) costs and expenses (including, without limitation, taxes and insurance premiums) required to be paid by any Debtor under this Agreement or under any of the other Loan Documents that are paid or advanced by Secured Party or any affiliate of Secured Party, (ii) filing, recording, publication and search fees paid or incurred by Secured Party in connection with Secured Party's transactions with Debtors, (iii) costs and expenses incurred by Secured Party to correct any Event of Default, enforce any provision of the Loan Documents or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling or preparing for sale or advertising to sell any Collateral, whether or not a sale is consummated, after the occurrence and during the continuance of an Event of Default, (iv) costs and expenses of suit incurred by Secured Party in enforcing or defending the Loan Documents or any portion thereof, (v) costs and expenses incurred by Secured Party to convert any data submitted to Secured Party by Debtor to a form reasonably acceptable to Secured Party and (vi) Secured Party's reasonable attorney fees and expenses incurred (before or after execution of this Agreement) in advising Secured Party with respect to, or in structuring, drafting, reviewing, negotiating, amending, terminating, enforcing, defending or otherwise concerning, the Loan Documents or any portion thereof, irrespective of whether suit is brought.

SECURITY DOCUMENTS means collectively, (i) that certain Master Security Agreement dated as of May 1, 2002 between RMI and Secured Party, (ii) that certain Master Security Agreement dated as of March 20, 2002 between DIS and Secured Party, (iii) that certain Master Security Agreement dated as of July 11, 2001 between RMI and Secured Party, (iv) that certain Securities Pledge Agreement dated as of December 20, 1999 between RMI and Secured Party and (v) all other security agreements, pledge agreements, documents and agreements granting Secured Party a lien in any assets of any Debtor, in each case as amended, restated, supplemented or otherwise modified from time to time.

                                    DESCRIPTION OF LOANS.
                                    ---------------------
The Debtors acknowledge and agree that as of the date hereof, (i) there exists an outstanding amount of principal and interest of not less than $17,800,000 owing to Secured Party under the Prior Financing Documents, (ii) the Debtors are in default of their respective payment obligations under the Prior Financing Documents and (iii) each Debtor has no right of offset, defense or counterclaim with respect to any amounts owing under the Prior Financing Documents.

Upon satisfaction of the conditions set forth in Section 17 hereof, the parties hereto agree that (i) all the Prior Financing Documents shall be amended, restated and consolidated into this Agreement, (ii) the amount of indebtedness owed to Secured Party by Debtors under the Prior Financing Documents and outstanding as of the date hereof shall be evidenced by this Agreement and shall be in the principal amount of $15,200,000 (the "Loan") after giving effect to the payment required under Section 17(c) hereof. Interest shall accrue on the outstanding amount of the loan at a rate per annum equal to nine percent (9%) calculated or the basis of a 360 day year and accrual days elapsed.

The Debtors, jointly and severally, agree to repay the Loan and interest accrued thereon as follows: (i) on July 29, 2004, interest only on the Loan shall be paid for the month of July in the amount of $114,000; (ii) on the last business day of each of August, 2004, September, 2004, October, 2004, November, 2004 and December, 2004 interest only on the Loan shall be paid in arrears in the amount of $114,000 for each such month, (iii) thereafter, commencing on January 31, 2005 and on the last business day of each month thereafter, equal monthly installments of principal and interest shall be paid in the amount of $273,988.16 for each such month and (iv) on June 1, 2008, the balance of the principal and interest on the Loan equal to $7,555,263.18 (PROVIDED, that if the Maturity Date is extended pursuant to the definition of "Maturity Date" herein, the monthly installments under clause (iii) above shall continue to be paid on the last business day of each month after May 30, 2008 until the extended Maturity Date). Notwithstanding the foregoing, on the earlier of (A) the Maturity Date or (B) such earlier date on which the Obligations are declared due and payable pursuant to the terms of this Agreement, the entire outstanding principal amount of the Loan, together with all accrued and unpaid interest thereon, shall be due and payable. The Debtors may prepay the Loan at any time and from time to time in increments of $100,000 without penalty or premium and any such prepayments shall be applied to reduce the scheduled installments ratably against all scheduled installments. No portion of the Loan may be reborrowed once repaid. All payments of the Obligations and other amounts set forth on Section 17 hereof shall be made in immediately available funds to Secured Party per the wiring instructions set forth on Schedule D hereto or pursuant to such other instructions as Secured Party shall provide to Debtors.

                                    INTEREST. AT SECURED PARTY'S OPTION,
                                    INTEREST WILL ACCRUE ON THE UNPAID PORTION
                                    OF PRINCIPAL OF THE LOAN HEREOF AND ALL
                                    OTHER SUMS DUE FROM DEBTOR HEREUNDER AND
                                    UNDER THE LOAN DOCUMENTS FOLLOWING THE
                                    OCCURRENCE AND DURING THE CONTINUANCE OF AN
                                    EVENT OF DEFAULT UNTIL THE DATE OF PAYMENT
                                    IN FULL OF SUCH PRINCIPAL AND ALL OTHER SUMS
                                    DUE HEREUNDER OR UNDER THE LOAN DOCUMENTS AT
                                    A FIXED RATE OF 18% PER ANNUM (THE "Default
                                    Rate"). INTEREST AT THE DEFAULT RATE WILL BE
                                    COLLECTIBLE AS PART OF ANY JUDGMENT
                                    HEREUNDER AND SECURED BY THE COLLATERAL.
                                    DEBTORS ACKNOWLEDGE AND AGREE THAT THE
                                    INCREASE IN THE INTEREST RATE AFTER THE
                                    OCCURRENCE AND DURING THE CONTINUANCE OF AN
                                    EVENT OF DEFAULT IS INTENDED TO COMPENSATE
                                    SECURED PARTY FOR THE ADDED RISKS OF
                                    MAINTAINING A DEFAULTED LOAN AND IS NOT
                                    INTENDED AS A PREMIUM, PENALTY, LIQUIDATED
                                    DAMAGES OR REIMBURSEMENT FOR INTERNAL OR
                                    OUT-OF-POCKET COSTS ASSOCIATED THEREWITH.
                                    ANY JUDGMENT OBTAINED HEREUNDER OR UNDER THE
                                    LOAN DOCUMENTS WILL ACCRUE INTEREST AT THE
                                    DEFAULT RATE UNTIL PAID.

                                    SECURITY INTEREST IN COLLATERAL.
                                    --------------------------------
The provisions under the Prior Financing Documents granting liens and security interests in the assets of Debtors are hereby reaffirmed and shall be incorporated into this Section 4 of this Agreement by reference and such liens and security interests in the assets described in such Prior Financing Documents shall continue to secure the Obligations hereunder. Each Debtor party to any of the Security Documents hereby reaffirms all the security grants and obligations of such Debtor under such Security Documents which Security Documents shall continue to remain in effect until all Obligations are paid in full and this Agreement is terminated. Each Debtor party to any of the Security Documents agrees, acknowledges and confirms with Secured Party that the term "DVI Indebtedness" as set forth in such Security Documents shall include all Obligations under this Agreement and the term "Collateral" as defined in such Security Documents shall secure the Obligations under this Agreement.

In addition to the foregoing, each Debtor hereby grants and assigns a security interest to Secured Party and its successors and assigns in all the equipment and other property of such Debtor described in Schedule B attached to this Agreement, and all substitutions, renewals or replacements of and alterations, additions or improvements, if any, to such Collateral together with in each and every case all proceeds thereof. Each Debtor irrevocably authorizes Secured Party(or its agent) to file at any time and from time to time such financing statements under the uniform commercial code of any jurisdiction with respect to the Collateral as Secured Party may require and any amendments or continuations thereto, in each case naming a Debtor, as debtor, and Secured Party, as secured party, under such financing statements, amendments and continuations.

Each item of Collateral shall secure all the Obligations and all other present and future indebtedness or obligations of Debtors to Secured Party of every kind and nature whatsoever. Each Debtor warrants and agrees that the Collateral will be used primarily for business or commercial purposes and that regardless of the manner of affixation the Collateral shall remain personal property and shall not become part of the real estate. Each Debtor agrees to keep the Collateral at the locations of such Debtor set forth on Schedule B and will not make any change in the location of the Collateral without the prior written consent of Secured Party.

                                    TIME IS OF THE ESSENCE; LATE CHARGES. TIME
                                    IS OF THE ESSENCE IN THIS AGREEMENT AND IF
                                    ANY SCHEDULED INSTALLMENT IS NOT PAID WITHIN
                                    THE TEN (10) DAYS AFTER THE DUE DATE
                                    THEREOF, SECURED PARTY SHALL HAVE THE RIGHT
                                    TO ADD AND COLLECT, AND DEBTORS, JOINTLY AND
                                    SEVERALLY, AGREE TO PAY, A LATE CHARGE ON
                                    AND IN ADDITION TO, SUCH SCHEDULED
                                    INSTALLMENT EQUAL TO FIVE PERCENT (5%) OF
                                    SUCH SCHEDULED INSTALLMENT OR A LESSER
                                    AMOUNT IF ESTABLISHED BY ANY STATE OR
                                    FEDERAL STATUTE APPLICABLE THERETO.

                                    NO WARRANTIES. THIS AGREEMENT IS SOLELY A
                                    FINANCING AGREEMENT. EACH DEBTOR
                                    ACKNOWLEDGES THAT: THE COLLATERAL HAS BEEN
                                    SELECTED AND ACQUIRED SOLELY BY SUCH DEBTOR
                                    FOR SUCH DEBTOR'S PURPOSES; SECURED PARTY IS
                                    NOT THE MANUFACTURER, DEALER, VENDOR OR
                                    SUPPLIER OF SAID COLLATERAL; THE COLLATERAL
                                    IS OF A SIZE, DESIGN CAPACITY, DESCRIPTION
                                    AND MANUFACTURE SELECTED BY THE DEBTOR;
                                    DEBTOR IS SATISFIED THAT THE COLLATERAL IS
                                    SUITABLE AND FIT FOR ITS PURPOSES; AND
                                    SECURED PARTY HAS NOT MADE AND DOES NOT MAKE
                                    ANY WARRANTY OR REPRESENTATION WHATSOEVER,
                                    EITHER EXPRESS OR IMPLIED AS TO THE FITNESS,
                                    CONDITION, MERCHANTABILITY, DESIGN OR
                                    OPERATION OF THE COLLATERAL, ITS FITNESS FOR
                                    ANY PARTICULAR PURPOSE, THE VALUE OF THE
                                    COLLATERAL, WORKMANSHIP IN THE COLLATERAL,
                                    NOR ANY OTHER REPRESENTATION OR WARRANTY
                                    WHATSOEVER. EACH DEBTOR ACKNOWLEDGES AND
                                    AGREES THAT NEITHER THE MANUFACTURER,
                                    VENDOR, A DEALER OR SUPPLIER, NOR ANY
                                    SALESMAN, REPRESENTATIVE, OR OTHER AGENT OF
                                    THE MANUFACTURER, DEALER, VENDOR OR
                                    SUPPLIER, IS AN AGENT OF SECURED PARTY. NO
                                    SALESMAN, REPRESENTATIVE OR AGENT OF THE
                                    MANUFACTURER, DEALER VENDOR OR SUPPLIER IS
                                    AUTHORIZED TO WAIVE OR ALTER ANY TERM OR
                                    CONDITION OF THIS AGREEMENT AND NO
                                    REPRESENTATION AS TO THE COLLATERAL OR ANY
                                    OTHER MATTER BY ANY MANUFACTURER DEALER,
                                    VENDOR OR SUPPLIER SHALL AFFECT ANY DEBTOR'S
                                    DUTY TO PAY THE LOAN AND PERFORM THE OTHER
                                    OBLIGATIONS AS SET FORTH IN THIS AGREEMENT.

                                    INSURANCE AND RISK OF LOSS. ALL RISK OF LOSS
                                    OF, DAMAGE TO, OR DESTRUCTION OR THE
                                    COLLATERAL SHALL AT ALL TIMES BE ON DEBTORS.
                                    EACH DEBTOR WILL PROCURE FORTHWITH AND
                                    MAINTAIN PROPERTY AND GENERAL LIABILITY
                                    INSURANCE WITH EXTENDED OR COMBINED
                                    ADDITIONAL COVERAGE ON THE COLLATERAL FOR
                                    THE FULL INSURABLE VALUE THEREOF FOR THE
                                    LIFE OF THIS AGREEMENT PLUS SUCH OTHER
                                    INSURANCE AS SECURED PARTY MAY SPECIFY AND
                                    PROMPTLY DELIVER EACH TO SECURED PARTY WITH
                                    A STANDARD LONG FORM ENDORSEMENT ATTACHED
                                    SHOWING LOSS PAYABLE TO SECURED PARTY OR
                                    ASSIGNS AS RESPECTIVE INTERESTS MAY APPEAR.
                                    SUCH POLICIES SHALL NAME EACH SUCH DEBTOR AS
                                    OWNER OF THE COLLATERAL AND SECURED PARTY AS
                                    INSURED OR LOSS PAYEE AS THE CASE MAY BE.
                                    EACH INSURER SHALL AGREE BY ENDORSEMENT UPON
                                    SUCH POLICY ISSUED BY IT OR BY INDEPENDENT
                                    INSTRUMENT FURNISHED TO SECURED PARTY AND
                                    EACH SUCH DEBTOR THAT IT WILL GIVE SECURED
                                    PARTY AND SUCH DEBTOR THIRTY (30) DAYS
                                    WRITTEN NOTICE BEFORE THE POLICY IN QUESTION
                                    SHALL BE MATERIALLY ALTERED OR CANCELLED.
                                    SECURED PARTY'S ACCEPTANCE OF POLICIES IN
                                    LESSER AMOUNTS OR RISKS SHALL NOT BE A
                                    WAIVER OF DEBTORS' FOREGOING OBLIGATION.

                                    DEBTORS' REPRESENTATIONS AND WARRANTIES.
                                    EACH DEBTOR REPRESENTS AND WARRANTS TO
                                    SECURED PARTY AS FOLLOWS:
Such Debtor is a corporation fully organized and existing under the laws of the State of its incorporation without limit as to the duration of its existence and is authorized and in good standing to do business in said State. Such Debtor has corporate powers and adequate authority, rights and franchises to own its own property and to carry on its business as now conducted, and is duly qualified and in good standing in each state in which the character of the properties owned by it therein or the conduct of its business makes such qualifications necessary; and such Debtor has the corporate power and adequate authority to make and carry out this Agreement.

The execution, delivery and performance of this Agreement are duly authorized and do not, to the best of such Debtor's knowledge, require the consent or approval of any governmental body or other regulatory authority; are not in the contravention of or in conflict with any law, regulation or any term or provision of its articles or certificate of incorporation, bylaws and this Agreement is the valid, binding and legally enforceable obligation of such Debtor in accordance with its terms.

The execution, delivery and performance of this Agreement will not contravene or conflict with any agreement, indenture or undertaking to which such Debtor is a party or by which it or any of its property may be bound by or affected, and will not cause any lien, charge or other encumbrance to be created or imposed upon any such property by-reason thereof.

After giving effect to the releases contemplated by Section 17(f) hereof, such Debtor has good and valid title to its Collateral which is free from, and will be kept free from, all liens, claims, security interests and encumbrances, except for the security interest granted in favor of Secured Party.

No financing statement covering the Collateral listed on Schedule B hereto or any proceeds thereof is on file in favor of anyone other than Secured Party, unless the lien evidenced by such financing statement is subordinated to the liens of Secured Party in a manner acceptable to Secured Party.

All necessary action, including the filing of UCC-1 Financing Statements, has been taken in order to provide Secured Party with a perfected security interest in the Collateral.

Such Debtor (i) has obtained all material permits, licenses and other authorizations that are required under Health Care Laws applicable to such Debtor, (ii) is in compliance in all material respects with all terms and conditions of such required permits, licenses and authorizations and (c) is in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such Health Care Laws.

                                    DEBTORS' AGREEMENTS. EACH DEBTOR AGREES:
To defend at such Debtor's own cost and expense any action, proceeding or claim affecting the Collateral.

To promptly pay all Secured Party Expenses upon demand by Secured Party.

To pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral or this Agreement and this obligation shall survive the termination of this Agreement.

That if a certificate of title is required or permitted by law, such Debtor shall obtain such certificate with respect to the Collateral, showing the security interests of Secured Party thereon and in any event do everything necessary or expedient to preserve or perfect the security interest of Secured Party.

That such Debtor will not misuse, fail to keep in good repair, secrete, or without the prior written consent of Secured Party and notwithstanding Secured Party's claim to proceeds, sell, rent, lend, encumber or transfer any of the Collateral.

That Secured Party may enter upon such Debtor's premises or wherever the Collateral may be located at any reasonable time to inspect the Collateral and such Debtor's books and records pertaining to the Collateral and such Debtor shall assist Secured Party in making such inspection.

That the security interest granted by such Debtor to Secured Party shall continue effective irrespective of the payment of the Obligations, so long as there are any obligations of any kind, including obligations under guaranties or assignments, owed by any Debtor to Secured Party.

Mark and identify the Collateral with all information and such manner as Secured Party may request from time-to-time and replace promptly any such markings or identification which are removed, de laced or destroyed.

Indemnify and hold Secured Party harmless from and against all claims, losses liabilities (including negligence, tort and strict liability), damages, judgments, suits and all legal proceedings and any and all costs and expense in connection therewith (including attorney's fees) arising out of or in any manner connected with the manufacture, purchase, financing, ownership, delivery, rejection, nondelivery, possession use, transportation storage operation, maintenance, repair, return or other disposition of the Collateral or with this Agreement or any other Loan Documents including, without limitation, claims for injury to, or death of, persons and for damage, to property, and give Secured Party prompt notice of such claim or liability.

Such Debtor will not sell, assign, transfer, dispose of or otherwise part with possession or control or suffer or allow to pass out of its possession or control items of Collateral listed on Schedule B without the prior written consent of Secured Party.

That such Debtor shall not ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR SELL, LEASE OR TRANSFER OR PLEDGE OR HYPOTHECATE ANY PART OF THE COLLATERAL. EACH DEBTOR'S INTEREST IN THIS AGREEMENT AND THE COLLATERAL IS NOT ASSIGNABLE AND WILL NOT BE ASSIGNED OR TRANSFERRED BY OPERATION OF LAW. CONSENT TO ANY OF THE FOREGOING PROHIBITED ACTS APPLIES ONLY IN THE GIVEN INSTANCE AND IS NOT CONSENT TO SUBSEQUENT LIKE ACT BY A DEBTOR OR ANOTHER ENTITY.

To (i) comply in all material respects with, and will obtain all material permits required by, all Health Care Laws applicable to it and (ii) promptly furnish to Secured Party a copy of any communication from any governmental authority concerning any material violation of any Health Care Laws.

That it will not agree or consent to any amendments or modifications to any agreement between any Debtor or Primedex Health System, Inc. and U.S. Bank (as trustee and its affiliate (U.S. Bank Portfolio Services), as servicer with respect to securitization trusts established by Secured Party or affiliates of Secured Party but excluding DVI Receivables Corp. III), General Electric Capital Corporation or Wells Fargo Foothill (or any other financing which replaces such financing containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to any debtor or that would adversely impact or affect Secured Party with respect to the terms of this Agreement.

That it will continue to satisfy all claims of third parties relating to any of the Prior Financing Documents which are unfunded.

That it will not change its legal name, legal entity status or chief executive office from that set forth on Schedule C hereto.

That it will not make any distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Debtor's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no Event of Default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Debtors may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993 and (b) Parent may make Distributions in the form of common stock.

Commencing April 30, 2005, that the Debtors shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1.0 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for RMI and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, RMI and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for RMI and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

That it shall not permit the Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:


                    LEVERAGE RATIO                 PERIOD
                    --------------                 ------

                       4.50:1.0               04/30/05 - 10/30/05
                       4.30:1.0               10/31/05 - 10/30/06
                       4.00:1.0               10/31/06 - 10/30/07
                       3.85:1.0               10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to Secured Party, General Electric Capital Corporation (and its affiliates) and U.S. Bank (and its affiliates); all as determined for RMI and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

That it shall not permit the EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for RMI and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

That it shall not permit the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for RMI and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                                    EVENTS OF DEFAULT. ANY OF THE FOLLOWING
                                    EVENTS OR CONDITIONS SHALL CONSTITUTE AN
                                    EVENT OF DEFAULT HEREUNDER:
Default in payment of any installment of the principal or interest when and after the same shall become due and payable, whether at the due date thereof, or at the date fixed or prepayment or by acceleration or otherwise;

Default in the due observance or performance by any Debtor of any covenant or agreement to be observed or performed by such Debtor under this Agreement or of any other Loan Document delivered by such Debtor to Secured Party in connection with this or any other transaction;

Any representation or warranty made by any Debtor herein or in any report, certificate financial or other statement furnished in connection with this Agreement shall prove to be false or misleading in any material respect; or

Any Debtor shall (i) be adjudicated insolvent or a bankrupt, or cease, be unable or admit in writing its inability to pay its debts as they mature or make a general assignment for the benefit of, or enter into any composition or arrangement with, creditors; (ii) apply for or consent to the appointment of a receiver, trustee or liquidator of it or of a substantial part of its property, or authorize such application or consent, or proceedings seeking such appointment shall be instituted against it without such authorization, consent or application and shall continue undismissed for a period of 60 calendar days;
(iii) authorize or file a voluntary petition in bankruptcy or apply for or consent to the application of any bankruptcy, reorganization in bankruptcy, arrangement, readjustments of debts, insolvency, dissolution, moratorium or other similar law of any jurisdiction, or authorize such application or consent, or proceedings to such end shall be instituted against it without such authorization application or consent and such proceeding instituted against it shall continue undismissed for a period of 60 calendar days;

Whenever Secured Party, in good faith, believes the prospect of payment or performance is impaired or in good faith believes the Collateral is insecure;

Any agreement made by a guarantor, surety or endorser for any Debtor's default in any obligation or liability to Secured Party or any guaranty obtained in connection with this transaction is terminated or breached;

If a judgment for the payment of money on any claim is rendered against any Debtor in excess of $100,000; or

If any Debtor is in default of the terms and conditions of any indebtedness or lease in excess of $100,000.

                                    SECURED PARTY'S REMEDIES. EACH DEBTOR AGREES
                                    THAT WHEN AN EVENT OF DEFAULT HAS OCCURRED
                                    AND IS CONTINUING, SECURED PARTY SHALL HAVE
                                    THE RIGHTS, OPTIONS, DUTIES AND REMEDIES OF
                                    A SECURED PARTY AND DEBTOR SHALL HAVE THE
                                    RIGHTS AND DUTIES OF A DEBTOR UNDER THE
                                    UNIFORM COMMERCIAL CODE IN EFFECT IN EACH
                                    JURISDICTION WHERE THE COLLATERAL OR ANY
                                    PART THEREOF IS LOCATED AND, WITHOUT
                                    LIMITING THE FOREGOING, SECURED PARTY MAY
                                    EXERCISE ONE OR MORE OR ALL, AND IN ANY
                                    ORDER, OF THE REMEDIES HEREINAFTER SET
                                    FORTH:

Secured Party may declare the entire unpaid principal balance of the Loan to be immediately due and payable; and thereupon all such unpaid balances, together with all accrued an a unpaid interest thereon and all other Obligations, shall be immediately due and payable;

Secured Party personally, or by agents or attorneys, shall have the right (subject to compliance with any applicable mandatory legal requirements) to take immediate possession of the Collateral or any portion thereof and for that purpose may pursue the same wherever it may be found and may enter any of the premises of any Debtor with or without notice, demand, process of law or legal procedure, and search for, take possession of, remove, keep and store the same, or use, operate, or lease the same until sold and may otherwise exercise any and all of the rights and powers of any Debtor in respect thereof;

Secured Party, may if at the time such action may be lawful (and always subject to compliance with any mandatory legal requirements), either with or without taking possession, either before or after taking possession, and without instituting any legal proceedings whatsoever having first given notice of such sale by mail to the applicable Debtor once at least 10 calendar days prior to the date of such sales and any other notice of such sale which may be required by law if said notice is sufficient, sell and dispose of the Collateral or any part thereof at public auction(s) to the highest bidder, or at a private sale(s) in one lot as an entirety or in several lots, and either for cash or for credit and on such terms as Secured Party may determine and at any place (whether or not it is the location of the Collateral or any part thereof) designated in the notice above referred to. Any such sale or sales may be adjourned from time to time by announcement of the time and place appointed for such sale or sales, or for such adjourned sales or sales without further notice, and Secured Party may bid and become the purchaser at any such sale;

Secured Party may proceed to, protect, and enforce this Agreement and any other Loan Documents by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Collateral, or any party thereof, or for the enforcement of any proper, legal or equitable remedy available under applicable law.

Secured Party may require any Debtor to assemble the Collateral and return it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

Debtors, jointly and severally, agree to pay the Secured Party all expenses of retaking, holding, preparing for sale and/or selling the Collateral in addition to attorneys' fees as above set forth.

Without limiting the rights of Secured Party under applicable law, Secured Party has and may exercise a right of set-off, a lien against and a security interest in all property of any Debtor now or at any time in Secured Party's or any affiliate of Secured Party's possession in any capacity whatsoever, as security for all of the Obligations. At any time and from time to time following the occurrence of an Event of Default, Secured Party may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Secured Party or any affiliate of Secured Party or for the credit of any Debtor against any or all of the Obligations.

                                    ACCELERATION CLAUSE. IN CASE OF ANY SALE OF
                                    THE COLLATERAL, OR ANY PART THEREOF,
                                    PURSUANT TO ANY JUDGMENT OR DECREE OF ANY
                                    COURT OR OTHERWISE IN CONNECTION WITH THE
                                    ENFORCEMENT OF ANY OF THE TERMS OF THIS
                                    AGREEMENT, THE OUTSTANDING PRINCIPAL DUE,
                                    THE INTEREST ACCRUED THEREON AND ALL OTHER
                                    SUMS REQUIRED TO BE PAID BY DEBTORS PURSUANT
                                    TO THIS AGREEMENT SHALL AT ONCE BECOME AND
                                    BE IMMEDIATELY DUE AND PAYABLE.

                                    EXERCISE OF RIGHTS. NO DELAY OR OMISSION OF
                                    SECURED PARTY IN THE EXERCISE OF ANY RIGHT
                                    OR POWER ARISING FROM ANY DEFAULT SHALL
                                    EXHAUST OR IMPAIR ANY SUCH RIGHT OR POWER OR
                                    PREVENT ITS EXERCISE DURING THE CONTINUANCE
                                    OF SUCH DEFAULT. NO WAIVER BY SECURED PARTY
                                    OF ANY SUCH DEFAULT, WHETHER SUCH WAIVER BE
                                    FULL OR PARTIAL, SHALL EXTEND TO OR BE TAKEN
                                    TO AFFECT ANY SUBSEQUENT DEFAULT OR TO
                                    IMPAIR THE RIGHTS RESULTING THEREFROM EXCEPT
                                    AS MAY BE OTHERWISE PROVIDED THEREIN. THE
                                    GIVING, TAKING OR ENFORCEMENT OF ANY OTHER
                                    OR ADDITIONAL SECURITY COLLATERAL, OR
                                    GUARANTEE FOR THE PAYMENT OF THE OBLIGATIONS
                                    SHALL NOT OPERATE TO PREJUDICE WAIVE, OR
                                    AFFECT THE SECURITY OF THIS AGREEMENT OR ANY
                                    RIGHTS, POWERS, OR REMEDIES HEREUNDER, AND
                                    SECURED PARTY SHALL NOT BE REQUIRED TO LOOK
                                    FIRST TO ENFORCE OR EXHAUST SUCH OTHER
                                    ADDITIONAL SECURITY, COLLATERAL OR
                                    GUARANTEES. ALL RIGHTS, REMEDIES, AND
                                    OPTIONS OF SECURED PARTY HEREUNDER, OR BY
                                    LAW SHALL BE CUMULATIVE.

                                    ASSIGNMENT BY SECURED PARTY. SECURED PARTY
                                    MAY ASSIGN OR TRANSFER THIS AGREEMENT, ANY
                                    AND ALL OTHER LOAN DOCUMENTS, AND/OR SECURED
                                    PARTY'S INTEREST IN ANY OF THE COLLATERAL
                                    WITHOUT NOTICE TO ANY DEBTOR. ANY ASSIGNEE
                                    OF SECURED PARTY SHALL HAVE ALL OF THE
                                    RIGHTS BUT NONE OF THE OBLIGATIONS OF
                                    SECURED PARTY UNDER THIS AGREEMENT, AND EACH
                                    DEBTOR AGREES THAT IT WILL NOT ASSERT
                                    AGAINST ANY ASSIGNEE OF SECURED PARTY ANY
                                    DEFENSE, COUNTERCLAIM OR OFFSET THAT ANY
                                    DEBTOR MAY HAVE AGAINST SECURED PARTY.


                                    NON-TERMINABLE AGREEMENT; OBLIGATIONS
                                    UNCONDITIONAL. THIS AGREEMENT CANNOT BE
                                    CANCELLED OR TERMINATED EXCEPT AS EXPRESSLY
                                    PROVIDED HEREIN. THIS AGREEMENT AND THE
                                    OBLIGATIONS OF DEBTORS HEREUNDER SHALL
                                    TERMINATE UPON PAYMENT IN FULL OF ALL THE
                                    OBLIGATIONS; PROVIDE THAT TO THE EXTENT
                                    SECURED PARTY IS REQUIRED TO RETURN ANY OF
                                    THE OBLIGATIONS TO A DEBTOR OR OTHER PERSON
                                    AS RESULT OF BANKRUPTCY PROCEEDING,
                                    APPLICATION OF FRAUDULENT CONVEYANCE LAWS OR
                                    OTHERWISE, THEN THIS AGREEMENT AND ALL LIENS
                                    GRANTED BY DEBTORS DESCRIBED HEREIN SHALL BE
                                    REINSTATED. EACH DEBTOR HEREBY AGREES THAT
                                    ITS OBLIGATION TO PAY ALL OBLIGATIONS SHALL
                                    BE ABSOLUTE AND UNCONDITIONAL AND SUCH
                                    DEBTOR WILL NOT BE ENTITLED TO ANY ABATEMENT
                                    OF PAYMENTS DUE UNDER THIS AGREEMENT OR ANY
                                    REDUCTION THEREOF UNDER CIRCUMSTANCES OR FOR
                                    ANY REASON WHATSOEVER. EACH DEBTOR HEREBY
                                    WAIVES ANY AND ALL EXISTING AND FUTURE
                                    CLAIMS, AS OFFSETS, AGAINST ANY PAYMENTS DUE
                                    UNDER THIS AGREEMENT AS AND WHEN DUE
                                    REGARDLESS OF ANY OFFSET OR CLAIM WHICH MAY
                                    BE ASSERTED BY SUCH DEBTOR OR ON ITS BEHALF.
                                    THE OBLIGATIONS AND LIABILITIES OF DEBTORS
                                    HEREUNDER WILL SURVIVE THE TERMINATION OF
                                    THIS AGREEMENT.

                                    ADDITIONAL DOCUMENTS. IN CONNECTION WITH AND
                                    IN ORDER FOR EFFECTIVE EVIDENCE OF THE
                                    SECURITY INTEREST IN THE COLLATERAL GRANTED
                                    SECURED PARTY UNDER THIS AGREEMENT, EACH
                                    DEBTOR WILL EXECUTE AND DELIVER TO SECURED
                                    PARTY SUCH FINANCING STATEMENTS AND SIMILAR
                                    DOCUMENTS AS SECURED PARTY REQUESTS. EACH
                                    DEBTOR AUTHORIZES SECURED PARTY WHERE
                                    PERMITTED BY LAW TO MAKE FILINGS OF SUCH
                                    FINANCING STATEMENTS WITHOUT DEBTOR'S
                                    SIGNATURE. EACH DEBTOR FURTHER AGREES TO
                                    FURNISH SECURED PARTY:
(i) Within thirty (30) days after the end of fiscal quarter of Debtors and within ninety (90) days after the end of each fiscal year of Debtors, Debtors' consolidated, consolidating and on a center by center basis, financial statements, including Debtors' balance sheet (not on a center by center basis), income and cash flow statements, prepared in accordance with generally accepted accounting principles (and audited in the case of fiscal year end financial statements), which reports, Debtors' represent and warrant shall fully and fairly represent the true financial condition of such Debtors and (ii) updated projections for Debtors and for each center;

Any other financial information normally provided by such Debtor (or its parent holding company) to the public; and

Such other financial data or information relative to this Agreement and the Collateral, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as Secured Party may time-to-time reasonably request. Each Debtor will procure and/or execute, have executed, have acknowledged, and or deliver to Secured Party, record and file such other documents and notices as Secured Party deems necessary or desirable to protect its interest in and rights under this Agreement and Collateral. Debtors will, jointly and severally, pay for all filings, searches, title reports, legal and other fees incurred by Secured Party in connection with any documents to be provided by Debtors pursuant to this Agreement and any other similar documents Secured Party may procure.

                                    CONDITIONS PRECEDENT. THIS AGREEMENT SHALL
                                    BECOME EFFECTIVE ON THE DATE HEREOF SO LONG
                                    AS EACH OF THE FOLLOWING CONDITIONS
                                    PRECEDENT HAS BEEN SATISFIED IN FORM,
                                    SUBSTANCE AND MANNER SATISFACTORY TO SECURED
                                    PARTY:
Secured Party shall have received executed counterparts to this Agreement from each Debtor;

Secured Party shall have received guaranty reaffirmations from Primedex Health Systems, Inc., Howard Berger and Fran Berger (limited to $250,000 in the aggregate for both Howard Berger and Fran Berger);

Secured Party shall have received a payment of $2,600,000 to be applied to principal and interest under the Prior Financing Agreements that is currently due and owing;

Secured Party shall have received from Debtors reimbursement for all Secured Party Expenses incurred in connection with this Agreement;

Secured Party shall have received an acknowledgement from Primedex Health Systems, Inc. that the obligations under its Guaranty in favor of Secured Party constitutes "Senior Debt" under the documents evidencing its subordinated debt;

Secured Party shall have received evidence that all liens (except for liens in favor of Secured Party) on the Collateral set forth or Schedule B hereto have been released (or subordinated to Secured Party's liens) in a manner satisfactory to Secured Party in Secured Party's sole discretion, and in furtherance thereof, Secured Party shall have received satisfactory intercreditor agreements from U.S. Bank (or its affiliate), General Electric Capital Corporation (or its affiliates); DVI Receivables Corp. III and Wells Fargo Foothill;

RMI shall have satisfied all claims of third parties relating to any of the Prior Financing Documents which are unfunded;

Secured Party shall have received releases from Cannon and Vital Imaging, two third party vendors who made claims on account of Secured Party's (or any of its affiliate's) failure to fund equipment purchases under the Prior Financing Documents;

Secured Party shall have received evidence that (i) the Debtors financing arrangements with General Electric Capital Corporation and U.S. Bank will simultaneously close on the date hereof and (ii) the Debtors financing arrangements with Wells Fargo Foothill will close by July 29, 2004;

Secured Party shall have received good standing certificates from the State of California with respect to each Debtor; and

Secured Party shall have received a favorable opinion of Debtors' counsel, in form and substance satisfactory to Secured Party.

                                    RELEASE. IN CONSIDERATION OF THE TERMS AND
                                    CONDITIONS PROVIDED BY SECURED PARTY
                                    HEREUNDER, EACH DEBTOR, ON BEHALF OF ITSELF
                                    AND ITS STOCKHOLDERS AND OTHER AFFILIATES
                                    AND THEIR SUCCESSORS AND ASSIGNS
                                    (COLLECTIVELY, "RELEASORS"), HEREBY FOREVER
                                    WAIVE, RELEASE AND DISCHARGE TO THE FULLEST
                                    EXTENT PERMITTED BY LAW ANY AND ALL CLAIMS
                                    (INCLUDING, WITHOUT LIMITATION, CROSSCLAIMS,
                                    COUNTERCLAIMS, RIGHTS OF SET-OFF AND
                                    RECOUPMENT), CAUSES OF ACTION, DEMANDS,
                                    SUITS, COSTS, EXPENSES AND DAMAGES
                                    (COLLECTIVELY, THE "CLAIMS"), THAT ANY
                                    RELEASOR NOW HAS OR HEREAFTER MAY HAVE, OF
                                    WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR
                                    UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER
                                    ARISING, WHETHER ARISING AT LAW OR IN
                                    EQUITY, AGAINST SECURED PARTY, OBSIDIAN
                                    FINANCE GROUP, LLC, AP SERVICES, LLC,
                                    GOLDMAN SACHS, CREDIT PARTNERS, L.P., ABLECO
                                    FINANCE, LLC, A3 FUNDING L.P AND THEIR
                                    RESPECTIVE AFFILIATES, SHAREHOLDERS AND
                                    "CONTROLLING PERSONS" (WITHIN THE MEANING OF
                                    THE FEDERAL SECURITIES LAWS), AND THEIR
                                    RESPECTIVE SUCCESSORS AND ASSIGNS AND EACH
                                    AND ALL OF THE OFFICERS, DIRECTORS,
                                    EMPLOYEES, AGENTS, ATTORNEYS AND OTHER
                                    REPRESENTATIVES OF EACH OF THE FOREGOING
                                    (COLLECTIVELY, THE "RELEASEES"), BASED IN
                                    WHOLE OR IN PART ON FACTS, WHETHER OR NOT
                                    NOW KNOWN, EXISTING ON OR BEFORE THE
                                    EXECUTION OF THIS AGREEMENT. THE RELEASE OF
                                    CLAIMS SET FORTH IN THIS SECTION 18 SHALL
                                    APPLY TO ALL CLAIMS ARISING UNDER THE PRIOR
                                    FINANCING AGREEMENTS, INCLUDING, WITHOUT
                                    LIMITATION, ANY OBLIGATIONS OF SECURED PARTY
                                    TO FUND ADDITIONAL LOANS UNDER THE PRIOR
                                    FINANCING AGREEMENTS.

                                    JOINT AND SEVERAL LIABILITY.
Each of the Debtors shall be jointly and severally liable hereunder and under each of the other Loan Documents with respect to all Obligations, regardless of which of the Debtors actually received the proceeds of the Loan or the benefit of any other extensions of credit from Secured Party, or the manner in which the Debtors or the Secured Party account therefor in their respective books and records. Neither the joint and several liability of, nor the liens granted to the Secured Party under the Loan Documents by, any of the Debtors shall be impaired or released by (i) the failure of the Secured Party or any successors or assigns thereof, or any holder of any of the Obligations to assert any claim or demand or to exercise or enforce any right, power or remedy against any Debtor, any guarantor, the Collateral or otherwise; (ii) any extension or renewal for any period (whether or not longer than the original period) or exchange of any of the Obligations or the release or compromise of any obligation of any nature of any Debtor with respect thereto; (iii) the surrender, release or exchange of all or any part of any property (including without limitation the Collateral) securing payment, performance and/or observance of any of the Obligations or the compromise or extension or renewal for any period (whether or not longer than the original period) of any obligations of any nature of any Debtor with respect to any such property; (iv) any action or inaction on the part of the Secured Party, or any other event or condition with respect to any other Debtor, including any such action or inaction or other event or condition, which might otherwise constitute a defense available to, or a discharge of, such Debtor or of the Obligations; and (v) any other act, matter or thing (other than payment or performance of the Obligations) which would or might, in the absence of this provision, operate to release, discharge or otherwise prejudicially affect the obligations of such Debtor or any other Debtor.

To the extent that any Debtor shall make a payment under this SECTION 19 of all or any of the Obligations (other than that portion of the Loan made to that Debtor for which it is primarily liable) (a "GUARANTOR PAYMENT") that, taking into account all other Guarantor Payments then previously or concurrently made by any other Debtor, exceeds the amount that such Debtor would otherwise have paid if each Debtor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Debtor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Debtor as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of this Agreement, such Debtor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Debtor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

As of any date of determination, the "ALLOCABLE AMOUNT" of any Debtor shall be equal to the maximum amount of the claim that could then be recovered from such Debtor under this SECTION 19 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

This SECTION 19 is intended only to define the relative rights of Debtors and nothing set forth in this SECTION 19 is intended to or shall impair the obligations of Debtors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement.

The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Debtors to which such contribution and indemnification is owing.

The rights of the indemnifying Debtors against other Debtors under this SECTION 19 shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of this Agreement.

                                    AMENDMENT AND RESTATEMENT. THIS AGREEMENT
                                    AMENDS AND RESTATES THE PROVISIONS OF THE
                                    PRIOR FINANCING AGREEMENTS AND, AS OF THE
                                    DATE HEREOF, EXCEPT AS EXPRESSLY MODIFIED
                                    HEREIN, ALL OF THE TERMS AND PROVISIONS OF
                                    THE PRIOR FINANCING AGREEMENTS SHALL
                                    CONTINUE TO APPLY FOR THE PERIOD PRIOR TO
                                    THE DATE HEREOF, INCLUDING ANY
                                    DETERMINATIONS OF PAYMENT DATES, INTEREST
                                    RATES, EVENTS OF DEFAULT OR ANY AMOUNT THAT
                                    MAY BE PAYABLE. THE OBLIGATIONS AND
                                    LIABILITIES OF DEBTORS TO SECURED PARTY
                                    UNDER THE PRIOR FINANCING AGREEMENTS SHALL
                                    FROM AND AFTER THE DATE HEREOF BE DEEMED TO
                                    CONTINUE UNDER THIS AGREEMENT AS THE
                                    OBLIGATIONS OF DEBTORS TO SECURED PARTY AND
                                    SHALL CONTINUE TO BE SECURED BY THE
                                    COLLATERAL IN ALL CASES SUBJECT TO THE TERMS
                                    AND CONDITIONS OF THIS AGREEMENT. THE
                                    SECURITY INTERESTS AND LIENS IN THE
                                    COLLATERAL SECURING THE OBLIGATIONS AND
                                    LIABILITIES OF THE DEBTORS UNDER THE PRIOR
                                    FINANCING AGREEMENTS SHALL CONTINUE AS
                                    SECURITY INTERESTS AND LIENS IN THE
                                    COLLATERAL SECURING THE OBLIGATIONS
                                    HEREUNDER.

                                    MISCELLANEOUS.
                                    --------------
SUCCESSORS AND ASSIGNS. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such parties, and all the covenants, promises and agreements in this Agreement contained by or on behalf of Debtors or Secured Party shall bind and inure to the benefit of the respective successors and assigns of each party whether so expressed or not.

PARTIAL INVALIDITY. The enforceability or invalidity of any provision(s) of this Agreement shall not render any other provision(s) herein contained unenforceable or invalid.

NOTICES. All notices, requests and other communications made or given in connection with this Agreement or any of the other Loan Documents will be in writing and will be deemed to be received (i) upon personal delivery to the individual or division or department to whose attention notices to a party are to be addressed by private carrier, (ii) three (3) business days after being sent by registered or certified mail, return receipt requested or (iii) upon confirmed receipt by telecopy or e-mail with the original forwarded by first-class mail, in all cases, with charges prepaid, addressed to any Debtor, at the address set forth below, and to Secured Party, at the addresses set forth below:

         To Debtors:                c/o Beverly Radiology Medical Group III
                                    1510 Cotner Avenue
                                    Los Angeles, California  90025
                                    Attn:  Dr. Howard G. Berger
                                    Facsimile: (310) 445-2980


         To Secured Party:          DVI Financial Services Inc.
                                    2500 York Road
                                    Jamison, PA 18929
                                    Attention: Chief Executive Officer
                                    Telephone: (215)488-5000
                                    Facsimile: (215) 488-5010
                                    E-Mail: DVI@dvi-inc.com

         With Copy to:              Latham & Watkins
                                    5800 Sears Tower
                                    Chicago, IL  60606
                                    Attention: Vik Puri
                                    Facsimile: (312) 993-9767
                                    E-Mail:  vik.puri@lw.com

COUNTERPART; GOVERNING LAW. This Agreement may be executed, acknowledged, and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Agreement. This Agreement and any other Loan Document (unless expressly set forth therein) shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Pennsylvania without resort to principles of conflicts of laws. Each Debtor agrees to submit to the jurisdiction of the State and/or Federal Courts in the Commonwealth of Pennsylvania.

ENTIRE AGREEMENT. This Agreement constitutes the entire understanding or agreement between Secured Party and Debtors and there is no understanding or agreement, oral or written, which is not set forth herein. This Agreement may not be amended except by a writing signed by Secured Party and Debtors and shall be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, Secured Party and Debtors have caused this Agreement to be duly executed as of the day and year first above written.

                                      SECURED PARTY:
                                      -------------

                                      DVI FINANCIAL SERVICES INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                      DEBTORS:

                                      RADNET MANAGEMENT, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                      DIAGNOSTIC IMAGING SERVICES, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------